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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2025

STEPAN COMPANY

(Exact name of registrant as specified in its charter)

Commission File Number: 1-4462

Delaware	36-1823834
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 500, Northbrook, IL 60062

(Address of principal executive offices, including zip code)

(847) 446-7500

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of Each exchange on which registered
Common Stock, $1 par value	SCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On February 19, 2025, Stepan Company (“Stepan”) issued a press release providing its financial results for the quarter and the year ended December 31, 2024. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 8.01. Other Events

On February 19, 2025, Stepan issued a press release announcing that its Board of Directors had declared a quarterly cash dividend on its common stock of $0.385 per share. The dividend will be paid on March 14, 2025, to common stockholders of record as of March 3, 2025. A copy of the press release is attached as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number: 99.1

Description: Press Release of Stepan Company dated February 19, 2025

Exhibit Number: 99.2

Description: Press Release of Stepan Company dated February 19, 2025

Exhibit Number: 104

Description: Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY
Date: February 19, 2025	By:	/s/ David G. Kabbes
David G. Kabbes
Vice President, General Counsel and Secretary